Exhibit 99.3

EXECUTION COPY

AMENDMENT NO. 1
TO
AMENDED AND RESTATED THREE-YEAR CREDIT AGREEMENT
THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED THREE-YEAR CREDIT AGREEMENT, dated as of December 12, 2018 (this “Amendment”), is made by and among SOUTH CAROLINA ELECTRIC & GAS COMPANY, a South Carolina corporation (the “Borrower”), the lenders from time to time party to the Credit Agreement (collectively, the “Lenders”; individually, a “Lender”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity and its successors and assigns, the “Agent”).
WITNESSETH:
WHEREAS, the Borrower, the Agent, and the Lenders are parties to that certain Amended and Restated Three-Year Credit Agreement, dated as of December 17, 2015 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Credit Agreement”; terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement);
WHEREAS, Dominion Energy, Inc. (“Dominion Energy”), Sedona Corp. and SCANA Corporation (“SCANA”) entered into an Agreement and Plan of Merger dated as of January 2, 2018 (as amended or otherwise modified from time to time, the “Merger Agreement”) pursuant to which SCANA shall become a wholly-owned subsidiary of Dominion Energy (collectively referred to as the “SCANA Acquisition”);
WHEREAS, the SCANA Acquisition would constitute a Change of Control under the Credit Agreement, and the Borrower has requested that the Agent and the Lenders revise the definition of Change of Control to permit the SCANA Acquisition;
WHEREAS, the Borrower requested that the Agent and the Lenders include certain provisions commonly referred to as the “EU Bail-In” provisions; and
WHEREAS, the Agent and the Lenders party hereto have agreed to make such revisions on the terms and conditions set forth in this Amendment;
NOW THEREFORE, the parties hereto hereby agree as follows:
Section 1.Amendments to the Credit Agreement. The Credit Agreement shall be amended as follows:

(a)Amendments to Definitions Relating to the Dominion Energy Acquisition of SCANA. Section 1.01 shall be amended to insert or, in the case definitions already existing in the Credit Agreement, amend and restate, the following definitions in appropriate alphabetical order:

“Change of Control” means either:
(a)Prior to the consummation of the Dominion Energy Acquisition of SCANA, either:

(i)the direct or indirect acquisition by any “person” or “group” (as such terms are defined in Section 13(d) of the Securities Exchange Act of 1934, as amended, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) of beneficial ownership of more than 40% of the outstanding shares of the capital stock of SCANA entitled to vote generally for the election of directors of SCANA; or

(ii)an event or series of events by which, during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of SCANA cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body;
provided, however, that the consummation of the Dominion Energy Acquisition of SCANA shall not constitute a Change of Control; and
(b)on and after the consummation of the Dominion Energy Acquisition of SCANA, either:

(i)the direct or indirect acquisition by any “person” or “group” (as such terms are defined in Section 13(d) of the Securities Exchange Act of 1934, as amended, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) of beneficial ownership of more than 40% of the outstanding shares of the capital stock of Dominion Energy entitled to vote generally for the election of directors of Dominion Energy;

(ii)an event or series of events by which, during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of Dominion Energy cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body;

(iii)Dominion Energy shall cease to own, directly or indirectly, all of the outstanding common stock and other common equity interests in SCANA; or

(iv)A “Change of Control” under the DEI Credit Agreement shall have occurred.

“DEI Credit Agreement” means that certain Third Amended and Restated Revolving Credit Agreement dated as of March 20, 2018, among Dominion Energy, Virginia Electric and Power Company, Dominion Energy Gas Holdings, LLC and Questar Gas Company, the lenders named therein and JP Morgan Chase Bank, N.A., as administrative agent.
“Dominion Energy Acquisition of SCANA” means the acquisition by Dominion Energy on or before the Outside Acquisition Date of all of the outstanding common stock and other common equity interests in SCANA, pursuant to the Plan of Merger whereby Merger Sub shall merge with and into SCANA with SCANA continuing as the surviving corporation and a wholly-owned subsidiary of Dominion Energy.
“Dominion Energy” means Dominion Energy, Inc., a Virginia corporation.
“Outside Acquisition Date” means the earliest of the following events: (i) January 2, 2019 (or, April 2, 2019, if the “Termination Date” under the Plan of Merger is automatically extended to such date pursuant to Section 7.01(b)(i) of the Plan of Merger or such later date, but no later than June 30, 2019, as may be agreed among the parties to the Plan of Merger to obtain regulatory approval, provided any amendment thereto is not materially adverse to the interests of the Lenders as set forth in (iii) below); (ii) the date the Plan of Merger is validly terminated in accordance with its terms; and (iii) the date the Plan of Merger is amended, modified or supplemented or a consent is provided thereunder after the date hereof in any case in a manner that is materially adverse to the interests of the Lenders (as reasonably determined by the Required Lenders).
“Merger Sub” means Sedona Corp., a South Carolina corporation and a wholly-owned subsidiary of Dominion Energy.
“Plan of Merger” means the Agreement and Plan of Merger dated as of January 2, 2018 among Dominion Energy, Sedona Corp. and SCANA, as amended, supplemented or otherwise modified from time to time pursuant to its terms.
(b)Amendments to Definitions Relating to the EU Bail-In Provisions. Section 1.01 shall be amended as follows:

(i)The following definitions shall be inserted in appropriate alphabetical order:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any credit institution or investment firm established in any EEA Member Country.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(ii)The definition of “Defaulting Lender” shall be amended by adding the following immediately after the words “federal regulatory acting in such capacity” in clause (d)(ii) of such definition:

“or (iii) become the subject of a Bail-In Action”
(c)Amendment to Section 4.01: EEA Financial Institution Representation and Warranty. Section 4.01 of the Credit Agreement shall be revised by adding the following sentence at the end thereof:

“Neither the Borrower nor any Subsidiary of the Borrower is an EEA Financial Institution.”
(d)Amendment to Article VII: EU Bail-In Provisions. Article VII of the Credit Agreement shall be revised by adding a new Section 7.16 at the end thereof (and the Table of Contents shall be deemed revised to add a reference to the new Section 7.16) to read as follows:

SECTION 7.16. Acknowledgement and Consent to Bail-In of EEA Financial Institutions.
Notwithstanding anything to the contrary in this Agreement or any other Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under this Agreement or any other Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)the effects of any Bail-in Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

Section 2.Representations and Warranties. The Borrower represents and warrants to the Agent and each Lender that:

(a)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)This Amendment has been duly executed and delivered by the Borrower and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)No consent, approval or authorization of, or declaration or filing with, any Governmental Authority is required for the valid execution, delivery and performance of this Amendment.

(d)The representations and warranties of the Borrower contained in Article IV of the Credit Agreement (other than with respect to Section 4.04(b) and Section 4.05) shall be true in all material respects as if made on and as of the date hereof (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects).

(e)No Default or Event of Default under the Credit Agreement has occurred and is continuing on the date hereof (before and after giving effect to this Amendment).

(f)There are no set-offs or defenses against the Notes, the Credit Agreement as amended by this Amendment or any other Loan Document.

Section 3.Effectiveness of this Amendment. This Amendment shall be effective upon the receipt by the Agent of executed counterparts of this Agreement by the Borrower and the Required Lenders.

Section 4.Expenses. The Borrower shall reimburse the Agent upon demand for all costs and expenses (including reasonable attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 5.General. References (a) in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder,” “hereof” and words of like import referring to the Credit Agreement), and (b) in the other Loan Documents to “the Credit Agreement” and “the Agreement” (and indirect references such as “thereunder,” “thereof” and words of like import referring to the Credit Agreement) shall be deemed to be references to the Credit Agreement as amended by this Amendment.

Section 6.Release. The Borrower hereby waives, releases and forever discharges the Agent (and any sub-agent thereof), each Lender, and each Issuing Bank, and each Related Party of each of the foregoing (collectively, the “Released Parties”), of and from any and all manner of action or causes of action, claims, suits, demands, judgments, and damages of whatsoever kind or nature arising on or before the date of this Amendment, including, without limitation, any claims, losses, costs or damages, including compensatory and punitive damages, in each case whether known or unknown, liquidated or unliquidated, asserted or unasserted, fixed or contingent, direct or indirect, which the Borrower ever had or now has or may claim to have against any of the Released Parties with respect to this Amendment, the Credit Agreement or any other Loan Document, and the administration of this Amendment, the Credit Agreement or any other Loan Document.

Section 7.Miscellaneous. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document. Except as herein provided, the Credit Agreement and all other Loan Documents shall remain unchanged and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or by email in portable document format (“.pdf”) shall constitute delivery of a manually executed counterpart of this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall be governed by, and construed in accordance with, the law of the State of South Carolina.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
BORROWER:

SOUTH CAROLINA ELECTRIC & GAS COMPANY,
as Borrower

By:	/s/ Iris N. Griffin
Name:	Iris N. Griffin
Title:	Sr. Vice President, CFO and Treasurer

Amendment No. 1 to Amended and Restated Three-Year Credit Agreement
(South Carolina Electric & Gas Company)

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Swingline Lender, Agent and a Lender

By:	/s/ S. Shaffer
Name:	Sheila M. Shaffer
Title:	Director

Amendment No. 1 to Amended and Restated Three-Year Credit Agreement
(South Carolina Electric & Gas Company)

BANK OF AMERICA, N.A.,
as a Lender and an Issuing Bank

By:	/s/ Keith T. Erazmus
Name:	Keith T. Erazmus
Title:	Senior Vice President

Amendment No. 1 to Amended and Restated Three-Year Credit Agreement
(South Carolina Electric & Gas Company)

MORGAN STANLEY BANK, N.A.,
as a Lender and an Issuing Bank

By:	/s/ Jack Kuhns
Name:	Jack Kuhns
Title:	Authorized Signatory

Amendment No. 1 to Amended and Restated Three-Year Credit Agreement
(South Carolina Electric & Gas Company)

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Kelly Attayek
Name:	Kelly Attayek
Title:	Assistant Vice President

Amendment No. 1 to Amended and Restated Three-Year Credit Agreement
(South Carolina Electric & Gas Company)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Wiliam O'Daly
Name:	William O'Daly
Title:	Authorized Signatory

By:	/s/ Komal Shah
Name:	Komal Shah
Title:	Authorized Signatory

Amendment No. 1 to Amended and Restated Three-Year Credit Agreement
(South Carolina Electric & Gas Company)

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Helen D. Davis
Name:	Helen D. Davis
Title:	Authorized Officer

Amendment No. 1 to Amended and Restated Three-Year Credit Agreement
(South Carolina Electric & Gas Company)

MIZUHO BANK, LTD.,
as a Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

Amendment No. 1 to Amended and Restated Three-Year Credit Agreement
(South Carolina Electric & Gas Company)

MUFG UNION BANK, N.A.,
as a Lender

By:	/s/ Robert MacFarlane
Name:	Robert MacFarlane
Title:	Director

Amendment No. 1 to Amended and Restated Three-Year Credit Agreement
(South Carolina Electric & Gas Company)

TD BANK, N.A.,
as a Lender

By:	/s/ Shannon Batchman
Name:	Shannon Batchman
Title:	Senior Vice President

Amendment No. 1 to Amended and Restated Three-Year Credit Agreement
(South Carolina Electric & Gas Company)

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Nima Gandhi
Name:	Nima Gandhi
Title:	Associate Director

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

Amendment No. 1 to Amended and Restated Three-Year Credit Agreement
(South Carolina Electric & Gas Company)

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Justin Painter
Name:	Justin Painter
Title:	Authorized Signatory

Amendment No. 1 to Amended and Restated Three-Year Credit Agreement
(South Carolina Electric & Gas Company)

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ James O'Shaughnessy
Name:	James O'Shaughnessy
Title:	Vice President

Amendment No. 1 to Amended and Restated Three-Year Credit Agreement
(South Carolina Electric & Gas Company)

NBSC, A DIVISION OF SYNOVUS BANK,
as a Lender

By:	/s/ Michael Sawicki
Name:	Michael Sawicki
Title:	Director, Corporate Banking

Amendment No. 1 to Amended and Restated Three-Year Credit Agreement
(South Carolina Electric & Gas Company)

FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kevin McConaha
Name:	Kevin McConaha
Title:	VP Senior Portfolio Manager

Amendment No. 1 to Amended and Restated Three-Year Credit Agreement
(South Carolina Electric & Gas Company)